EXHIBIT 10.7


THIS PROMISSORY NOTE IS BEING EXECUTED AND DELIVERED OUTSIDE OF THE STATE OF FLORIDA. ACCORDINGLY, THIS PROMISSORY NOTE IS EXEMPT FROM DOCUMENTARY STAMP TAX PURSUANT TO THE FLORIDA ADMINISTRATIVE CODE.

              AMENDED AND RESTATED MASTER REVOLVING PROMISSORY NOTE

$10,000,000.00                                   EXECUTED AT ST. MARY'S, GEORGIA
                                                   DATED AS OF DECEMBER 22, 1999

         The undersigned, STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation (hereinafter collectively called "Maker"), jointly and severally promise to pay to the order of BANKATLANTIC, a Federal Savings Bank (hereinafter, together with any holder hereof, called "Payee" or "Holder"), at its office at 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304, or at such other place as Payee may from time to time designate, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00), together with interest thereon from the date hereof at the interest rate set forth below, which sums are to be repaid as follows:

         The proceeds of this Note shall be used for the purpose of supporting working capital requirements of the Maker, as more fully set forth in that certain Amended and Restated Loan Agreement executed by Maker and Payee, dated as of May 25, 1999, as amended by First Amendment to Amended and Restated Loan Agreement, dated as of even date herewith, as the same may be amended, restated or supplemented from time to time (collectively, the "Loan Agreement"), the terms and provisions of which are incorporated by reference herein. Advances effectuated hereunder (each advance under this Note hereinafter referred to as an "Advance") shall be made in accordance with and subject to the terms and provisions of the Loan Agreement. Each Advance hereunder shall bear interest at a variable interest rate of one percent (1%) above the "Prime Rate" (as defined herein) in effect on the date of the Advance, to be adjusted daily with any change in said Prime Rate to an interest rate of one percent (1%) above the Prime Rate then in effect. Payments of interest only on the outstanding principal balance shall be due and payable on a monthly basis, with the first payment due and owing on the 1st day of January, 2000, with like payments of interest only due and payable on the 1st day of each month thereafter through and until the Maturity Date (as defined and set forth below). Interest charged under this Note shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. All payments hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and shall be applied first to interest and lawful charges then accrued and then to principal. All accrued and unpaid interest, together with the entire principal balance and all other applicable

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         charges hereunder, shall be due and payable in full on the "Maturity
         Date", as defined in and set forth in the Loan Agreement.

         The interest rate charged hereunder shall change on the date that Payee changes its announced Prime Rate, to the aforesaid one percent (1%) above the Prime Rate established on such date, and, shall be the effective rate until the next date that the Prime Rate announced by Payee is changed. "Prime Rate" shall mean that certain rate of interest announced from time to time by Payee as its Prime Rate, which rate is purely discretionary and is not necessarily the best or lowest rate charged to borrowing customers of Payee. Payee shall not be required to notify Maker of any changes in the Prime Rate, which shall be reflected solely by the billing thereof to Maker. Regardless of the above, said interest rate shall never exceed the maximum rate permitted by applicable law.

         In order to compensate Payee for loss and expense occasioned by handling delinquent payments, which include, but are not limited to, the cost of processing and collecting delinquencies, Maker shall pay to Payee, in addition to any interest or other sums payable under this Note, a service charge equal to five percent (5%) of the amount of any payment not received by Payee within five
(5) days of the due date thereof.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         From and after the date upon which any payment of principal or interest hereunder becomes due and payable (whether by acceleration or otherwise) if the same is not timely paid, or upon the occurrence of any other default under this Note or any default under any of the Loan Documents, interest shall be payable on all sums outstanding hereunder at the maximum rate permitted by applicable law (the "Default Rate"), and shall be due and payable ON DEMAND. Any judgment obtained by Payee against Maker as to any amounts due under this Note shall also bear interest at the Default Rate.

         This Note is secured by certain security documents encumbering the property described therein, including, without limitation, the following:

         A.       Security Agreements, as amended and reaffirmed.
         B.       UCC-1 Financing Statements.
         C.       The Loan Agreement.
         D.       Amended and Restated Security and Cash Collateral Account
                  Agreement.
         E. Associated affidavits, disclosures and miscellaneous loan documentation.

This Note, the Loan Agreement, all documents listed above, and any other documents previously, now or hereafter executed in connection with this Note, as the same may be amended, extended, renewed or restated from time to time, are hereinafter collectively referred to as the "Loan Documents".

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         In the event of the continuation of any default in the payment of any interest or principal under this Note for a period of ten (10) days after such payment becomes due, or upon the occurrence of any other event of default under the terms and provisions of this Note, the Loan Agreement, or any of the Loan Documents, or any other documents delivered to Payee in connection with this Note, or any other obligation of Maker to Payee, then Payee may declare the entire unpaid principal amount outstanding hereunder, together with interest accrued thereon and any other lawful charges accrued hereunder, immediately due and payable.

         Maker and any endorsers, sureties, guarantors, and all others who are, or at some future date may become, liable for the payments required hereunder grant a continuing first lien security interest in and to, and authorize Payee, in its sole discretion at any time after an event of default hereunder, in such order as Payee may elect, to apply to the payment of obligations due and owing hereunder, or to the payment of any and all indebtedness, liabilities and obligations of such parties to Payee, whether now existing or hereafter created, any and all monies, general or specific deposits, or collateral of whatsoever nature of any of the above noted parties, now or hereafter in the possession of Payee. All property described in this paragraph above, along with all property secured by the Loan Documents, including all proceeds thereof and rights in connection therewith, together with additions and substitutions, are hereinafter collectively referred to as the "Collateral".

         Additions to, releases, reductions, or exchanges of or substitutions for the Collateral, payments on account of this Note, or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the liabilities of any party hereto. If any of the Collateral is personal property, Payee shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Payee shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Payee or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

         In the event the Payee hereof has reason to deem itself insecure or upon the happening of any of the following events, each of which shall constitute a default hereunder, all sums due hereunder shall thereupon or thereafter, at Payee's option, without notice or demand, become immediately due and payable: (a) failure of any Obligor (which term shall mean and include each Maker, Endorser, Surety, Guarantor or other party liable for payment of or pledging collateral or security under this Note) to pay any sum due hereunder within ten (10) days of its due date or due by any Obligor to Payee under any other Promissory Note or under any security instrument or written obligation of any kind now existing or hereafter created subject to any cure period(s) set forth therein, if any; (b) occurrence of default under any of the Loan Documents or any other loan agreement or security instrument now or hereafter in effect which by its terms covers this Note or the indebtedness evidenced hereby subject to any cure period(s) set forth therein, if any; (c) death of any Obligor; (d) filing of any petition under the Bankruptcy Code or any similar federal or state statute by or against

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any Obligor or the insolvency of any Obligor; (e) making of a General Assignment by any Obligor for the benefit of creditors, appointment of or taking possession by a receiver, trustee or custodian or similar official for any Obligor or for any assets of any such Obligor or institution by or against any Obligor of any kind of insolvency proceedings or any proceeding for dissolution or liquidation of any Obligor; (f) entry of a judgment against any Obligor in excess of $50,000.00 or which is not satisfied or transferred to bond within thirty (30) days of entry; (g) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to the Payee by or on behalf of any Obligor pursuant to or in connection with this Note, the Loan Documents or any loan agreement or Security Agreements now or hereafter in effect, which by its terms covers this Note for the indebtedness evidenced hereby or otherwise including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or audit furnished to Payee; (h) issuance of any writ of attachment or writ of garnishment or filing of any lien against any collateral securing payment of this Note or the property of any Obligor, which attachment or writ is not satisfied or otherwise removed within thirty (30) days of issuance, and in the case of a lien, which lien is not satisfied or transferred to bond within thirty
(30) days of filing of the same; (i) taking of possession of any material collateral securing payment of this Note or of any substantial part of the property of any Obligor at the instance of any governmental authority; (j) dissolution, merger, consolidation, or reorganization of any Obligor; (k) assignment or sale by any Obligor of any equity in any collateral securing payment of this Note without the prior written consent of Payee, excepting for sales of trucks, including all equipment located thereon and attached thereto, provided that such trucks are not encumbered by a first priority lien in favor of the Payee, and constitute sales occurring in the normal and ordinary course of business of said Obligor; or (l) cancellation of any guaranty with respect hereto without the prior written consent of the Payee hereof.

         Payee shall have all of the rights and remedies of a creditor, mortgagee and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any uncured event of default hereunder or in the event Payee, at any time, deems itself insecure, Payee may, at its option, and without notice or demand (i) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other liabilities of Maker or any of such liabilities selected by Payee; and (ii) set-off against this Note all monies owed by Payee in any capacity to Maker, whether or not due, and also set-off against all other liabilities of Maker to Payee all monies owed by Payee in any capacity to Maker, and Payee shall be deemed to have exercised such right of set-off, and to have made a charge against any such money immediately upon the occurrence of such default, although made or entered on the books subsequent thereto. To the extent that any of the Collateral is personal property and Payee elects to proceed with respect to it in accordance with the Uniform Commercial Code then, unless that collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Payee will give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice shall be met if such notice is, at the option of Payee, hand delivered, sent via expedited courier, or mailed, postage pre-paid to Maker, at the address given to Payee by Maker, or at any other address shown on the records of Payee at least five (5) days before the time of sale. Upon disposition of any Collateral after the occurrence

                                      -4-
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of any default hereunder, Maker shall be and shall remain liable for any deficiency; and Payee shall account to Maker for any surplus, but Payee shall have the right to apply all or part of such surplus (or to hold the same as reserve) against any and all other liabilities of Maker to Payee.

         Payee may, at any time, whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, and the pledgee or the transferee shall, for all purposes, stand in the place of Payee and have all the rights of Payee set forth herein; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) vote the Collateral;
(iv) notify Maker to make payment to Payee of any amounts due or to become due thereon; (v) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; (vi) take possession or control of any proceeds of the Collateral; and (vii) exercise all other rights necessary or required, in Payee's discretion, in order to protect its interests hereunder. Items (ii) through (vi) shall be applicable only after the occurrence of a default under this Note or under any of the Loan Documents.

         In no event shall Payee be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law, and should any interest or other charges paid by Maker or other parties liable for the payment of this Note result in the computation or earning of interest in excess of the maximum rate of interest that is legally permitted under applicable law, then any and all such excess shall be and the same is hereby waived by Payee, and any and all such excess shall be automatically credited against and reduce the balance due under this indebtedness, and the portion of said excess which exceeds the balance due under this indebtedness, shall be paid by Payee to Maker and parties liable for the payment of this Note. Payee may, in determining the maximum rate permitted under applicable law in effect from time to time, take advantage of (i) the maximum rate of interest permitted under Florida law or federal law, whichever is higher, including any laws regarding parity among lenders; and (ii) any other law, rule or regulation in effect from time to time available to Payee, which exempts Payee from any limit upon the rate of interest it may charge, or grants to Payee the right to charge a higher rate of interest than that permitted by Chapter 687, Florida Statutes.

         The provisions of this Note and the Loan Documents shall be construed according to the internal laws (and not the law of conflicts) of the State of Florida; except as set forth above, if Federal law would allow the payment of interest hereunder at a higher maximum rate than would be applicable under Florida law, in which case such Federal law shall apply to the determination of the highest applicable lawful rate of interest hereunder.

         No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor and all other notices are hereby waived by Maker. Maker promises and agrees to pay all costs of collection and attorneys' fees, which shall include reasonable attorneys' fees in connection with any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Payee in enforcing this Note or preserving any right or interest of Payee set forth herein. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail,

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postage prepaid, addressed to, or left upon the premises at the address of Maker as provided to Payee.

         This Note is not assumable without Payee's prior written consent, which consent may be granted by Payee or denied by Payee, in Payee's sole and absolute discretion.

         Maker agrees that Broward County, Florida shall be the proper venue for any and all legal proceedings arising out of this Note or any of the Loan Documents.

         THIS PROMISSORY NOTE AMENDS, RESTATES, INCREASES AND REPLACES THAT CERTAIN CONSOLIDATION MASTER REVOLVING PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000.00) EXECUTED BY MAKER IN FAVOR OF PAYEE DATED AS OF MAY 25, 1999 (THE "ORIGINAL NOTE") FOR THE PURPOSE OF MODIFYING CERTAIN TERMS AND PROVISIONS OF THE ORIGINAL NOTE AND INCREASING THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE TO THE SUM OF TEN MILLION AND 00/100 DOLLARS ($10,000,000.00). THIS PROMISSORY NOTE DOES NOT CONSTITUTE AN EXTINGUISHMENT OR A NOVATION OF THE DEBT EVIDENCED BY THE ORIGINAL NOTE, BUT MERELY CONSTITUTES AN AMENDMENT, RESTATEMENT AND INCREASE OF THE SAME, SUCH THAT THE LIENS OF ANY EXISTING LOAN DOCUMENTS SECURING THE ORIGINAL NOTE ARE NOT AFFECTED OR IMPAIRED BY THE EXECUTION OF THIS AMENDED AND RESTATED MASTER REVOLVING PROMISSORY NOTE. THE ORIGINAL NOTE IS ATTACHED TO THIS PROMISSORY NOTE.

                            INTENTIONALLY LEFT BLANK

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

         WAIVER OF TRIAL BY JURY. MAKER AND PAYEE HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS NOTE OR THE LOAN DOCUMENTS, OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS AND OTHER OBLIGATIONS EVIDENCED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THIS NOTE. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. PAYEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO MAKER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                         STREICHER MOBILE FUELING, INC., a Florida corporation


                         By: /s/ Walter B. Barrett
                            -----------------------------------------------
                               WALTER B. BARRETT, Vice President of Finance

                                           (Corporate Seal)

                         STREICHER REALTY, INC., a Florida corporation


                         By: /s/ Walter B. Barrett
                            -----------------------------------------------
                               WALTER B. BARRETT, Vice President of Finance

                                           (Corporate Seal)

                         STREICHER WEST, INC., a California corporation


                         By: /s/ Walter B. Barrett
                            -----------------------------------------------
                               WALTER B. BARRETT, Vice President of Finance

                                           (Corporate Seal)

STATE OF GEORGIA
COUNTY OF CAMDEN

         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this ___ day of December, 1999, by WALTER B. BARRETT, as Vice President of Finance of and on behalf of each of STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation, who 9 is personally known to me or 9 produced his driver's license as identification.




                                      [seal]
                                      /s/  Connie Miller
                                      ------------------------------------------
                                      Notary Public - State of Georgia
                                      Print Name: CONNIE MILLER
                                                 -------------------------------
                                      My Commission Expires:
                                                            --------------------
                                      Commission Number:
                                                        ------------------------

                                      (Signing as a notary public and not as a maker or endorser of this Note.)

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